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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)            JUNE 16, 2000
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                              ORBCOMM GLOBAL, L.P.
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             (Exact name of registrant as specified in its charter)

          DELAWARE                   333-11149               54-1698039
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(State or Other Jurisdiction        (Commission            (IRS Employer
      of Incorporation)              File Number)           Identification No.)


                            21819 ATLANTIC BOULEVARD
                             DULLES, VIRGINIA 20166
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               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code:        (703) 433-6300
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                         2455 HORSE PEN ROAD, SUITE 100
                             HERNDON, VIRGINIA 20171
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)         EXHIBITS.

                       99.1         Press Release dated June 16, 2000

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      ORBCOMM GLOBAL, L.P.


Date:  June 19, 2000                  By /s/ Scott L. Webster
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                                         Scott L. Webster
                                         Chairman and Chief Executive Officer

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